SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 21, 2004

Radian Group Inc.

(Exact name of registrant as specified in its Charter)

Delaware	1-11356	23-2691170
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Market Street, Philadelphia, PA (Address of principal executive offices)		19103 (zip code)

(215) 564-6600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 21, 2004, Radian Group Inc. (the “Company”) issued a press release announcing its results for the fourth quarter and full year 2003. The press release is furnished herewith as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.

Date: January 21, 2004	By:	/s/ C. ROBERT QUINT
C. Robert Quint
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99	Press release, dated January 21, 2004, by Radian Group Inc.